UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported): April 1, 2005


                              Multiband Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


           Minnesota                   13529                      41-1255001
----------------------------  ------------------------       -------------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


       9449 Science Center Drive
           New Hope, Minnesota                                55428
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code     763-504-3000
                                                   ---------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 1.01 Entry into a Material Definitive Agreement

On April 1, 2005, Multiband Corporation (the Company) entered into a new employment agreement with David Ekman, its Chief Information Officer.


                                   Signatures


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:       April 1, 2005                 Multiband Corporation


                                          By  /s/ James L. Mandel
                                              ---------------------------
                                              James L. Mandel
                                              Chief Executive Officer

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                                Exhibit Index

Employment Agreement